Exhibit 99.1

 2026  A Vision & Strategy Built on Performance

 Forward Looking Statements & Non-GAAP Financial Information  This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 3.0 initiatives and its portfolio optimization; Wabtec’s 5-year outlook (established in February 2025); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; anticipated drivers of growth and margin expansion; planned capital deployment priorities; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; Wabtec’s sustainability initiatives and their potential outcomes and impacts; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.   This presentation mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including their timing, and could be material to Wabtec’s consolidated statements of earnings.  2

 Table of Contents  4  Why Wabtec  11  Company Profile & Key Growth Drivers  16  Value Creation Framework  26  Drive Efficiencies Through Emerging Technologies  32  Strategies to Drive Profitable Growth  43  Disciplined Value Creation  48  Long-Term Guidance  52  Appendix  Page  3

 Why Wabtec  4

Wabtec Has Been a Partner In Rail Innovation For Over 155 Years





FREIGHT SEGMENT				TRANSIT SEGMENT
EQUIPMENT	SERVICES	COMPONENTS	DIGITAL INTELLIGENCE	
~20%	~12M	~30%	~1B	>85%
Of the world's rail freight is moved by a Wabtec locomotive	Messages monitored daily on Wabtec locomotives	Of global freight cars have Wabtec products on them	Gallons of fuel saved with Trip Optimizer … avoiding ~10M metric tons CO_2e	Of every major transit system in the world has Wabtec products on them

5

 6  Wabtec’s Financial Performance  5-YEAR OUTLOOK  2025 through 2029  Mid Single Digit  ORGANIC SALES CAGR  Double Digit   ADJUSTED EPS CAGR  >90%(2)  CASH FROM OPS  CONVERSION(1)  350+ bps   ADJUSTED OPERATING MARGIN EXPANSION  Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization.   5-year long term guidance as of February 12, 2025. Cash conversion expected to average >90% through 2029   2025 KEY HIGHLIGHTS  $11.17B  SALES  20.3%  ADJUSTED OPERATING MARGIN  $1.76B  CASH FLOW FROM OPERATIONS  7.5% YOY  140 bps YOY  18.7% YOY  104%  Cash Conversion (1)  16.1%  GAAP OPERATING MARGIN  $8.97  ADJUSTED EPS  $6.83  GAAP EPS  ADJUSTED OPERATING MARGIN  ADJUSTED EPS

Resilient Portfolio Through The Cycle

Robust Backlog & Recurring Revenue

12-MONTH BACKLOG



$5.5B
$6.3B
$6.8B
$7.5B
$7.7B
$8.2B
+8% CAGR
4Q20
4Q21
4Q22
4Q23
4Q24
4Q25

- Strong 12-month backlog provides resiliency and visibility despite macro uncertainty
- Significant recurring revenue base drives 56% of profit



45% recurring revenue
Based on 2025 sales

Demonstrated Execution

OPERATING MARGIN



9.9%
11.2%
12.1%
13.1%
15.5%
16.1%
15.1%
15.9%
16.2%
17.0%
18.9%
20.3%
2020 2021 2022 2023 2024 2025
2020 2021 2022 2023 2024 2025
GAAP
Adjusted

- Expanded margins over the last 5 years despite significant headwinds
- Growing backlogs, aggressively managing costs, driving lean actions, and executing on Integration 2.0 and 3.0

Strong Cash Generation

CASH FROM OPERATIONS



Cash Conv(1) %
$0.8B
$1.1B
$1.0B
$1.2B
$1.8B
$1.8B
89%
102%
93%
89%
117%
104%
2020
2021
2022
2023
2024
2025

- Average cash conversion of 99% from 2020 through 2025 despite significant business growth, supply chain disruptions and tariffs
- Executing on working capital improvements with a focus on inventory turns and account receivable collections

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations;
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

SOLID OUTLOOK SUPPORTED BY STRONGER AND RESILIENT EARNINGS

7

 Driving Continuous Operational Improvement  2021  2023  FIXED ASSET PRODUCTIVITY  2024  2025  Total net sales/property, plant, and equipment, net  8  RETURN ON INVESTED CAPITAL(1)  (1) Represents a non-GAAP financial measure. See Appendix for details and reconciliation  CAPITAL EFFICIENCY METRICS  2022  2021  2023  2024  2025  2022  Both Metrics remain strong when adjusting for Recent Acquisitions

 Disciplined Capital Deployment  RETURNING CAPITAL TO SHAREHOLDERS … 45% RETURNED Through DIVIDENDS AND SHARE REPURCHASES  9  1  2  3  4  5  Maintain Strong Balance SheetMaintain investment-grade rating  Invest In Sustainable GrowthR&D and CapEx  Increase Dividends Target dividend payout ratio of 10-15% of adj. NI  Supplement Organic Growth with M&APortfolio optimization; accretive investments   Repurchase SharesReturn excess cash through repurchases  Capital Deployment Priorities  2020 – 2025 Capital allocation  $7.7B  Cash from Operations  Share repurchases  35%  Net Acquisitions / Divestitures  46%  CapEx/Debt/Other  9%  Dividends  10%

 Driving Long-Term Value Through Strategic Acquisitions  Accretive Adj. EBITDA Margins  Accretive  Adj. EPS  Accretive ROIC over time  Accretive  Growth Profile  Inspection Technologies  Dellner Couplers  Frauscher Sensor Technology  10  $3.5B in Strategic acquisitions enhancing Digital & Transit’s technology platforms while supporting long-term value creation  Building a stronger technology platform  Value creation Highlights  Global leader in non-destructive testing, remote visual inspection, and analytical instruments solutions for mission critical assets  Global leader in highly engineered safety-critical train connection systems & services for passenger rail   Global leader in train detection, wayside object control solutions and axle counting systems

 Company Profile & Key Growth Drivers  11

 Wabtec Operates Its Business In Two Segments  FREIGHT: 72%  TRANSIT: 28%  12  50+  Countries  ~31K  Employees  GLOBAL LEADER IN FREIGHT AND TRANSIT RAIL TECHNOLOGIES  28%  Services  $11.2B  portfolio  2025 revenues  21%  Equipment  28%  Transit  14%  Components  9%  Digital Intelligence

 Attractive Revenue Profile  13  STRONG GLOBAL INDUSTRIAL PORTFOLIO WITH TRACK RECORD OF INNOVATION AND SIGNIFICANT RECURRING REVENUE  *2025 FY results  53%  50%  50%  45%  Attractiveend markets   Robust aftermarket portfolio   Broad scale in global markets  Strong mix of recurring revenues  Freight  Transit  All Other   (Industrial and Mining)  30%  17%  OE  Aftermarket  55%  18%  14%  Non-Recurring  Recurring  55%  North America (48% in U.S.)  Europe  APAC  CIS, MENA, SSA  South America  8%  5%

 Sales Growth Expected To Drive Incremental Margins Of ~31% Based On Wabtec’s Fixed-Cost Structure  15-20%  SG&A  80-85%  66% of 2025 Revenue  15-20%   FIXED MANUFACTURING  80-85%  FIXED SG&A  ~31%  INCREMENTAL MARGIN  COST OF GOODS SOLD  12% of 2025 Revenue  Variable  Costs  Variable Costs  15-20%  80-85%  Fixed Costs  Fixed Costs  14  (1) Long-term guidance as of February 12, 2025; excludes acquisitions of Inspection Technology, Frauscher Sensor Technologies, & Dellner Couplers

 Mix Dynamics Changing As Industry Renews Aging Locomotive Fleet  15  EQUIPMENT TO GROW FASTER THAN AVERAGE ACROSS WABTEC PORTFOLIO  5 – YEAR GROWTH EXPECTATIONS(1)  Sensitivity to   the cycle   Equipment  High  Components  Medium  Services  Medium  Digital Intelligence  Medium  Transit  Low  PRODUCT MIX  Digital Intelligence  Services  Components  Equipment  Transit  Margin Drivers  Margin accretion  Long-term guidance as of February 12, 2025  Represents core Services growth expectations (excluding modernizations)  (2)

 Value Creation Framework  16

 Growth Drivers  17  DIVERSE PORTFOLIO WITH UNIQUE STRATEGIES TO DRIVE GROWTH  VALUE CREATION FRAMEWORK FOR DELIVERING THE FUTURE OF RAIL  Extending our position as  a leader in rail technology  around the world  1  2  3  4  5  Drive efficiencies through emerging technologies  Lead the industry in innovative, fuel efficient technologies and transformative solutions  Grow and refresh expansive global installed base  Increase share across asset lifecycle (Locomotives, Mining, Freight Cars & Transit)  Expand high-margin recurring revenue streams  Increase revenues and expand margins while reducing exposure to economic cycles  Accelerate innovation of scalable technologies  Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity  Drive continuous operational improvement  Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec

 Accelerate Innovation of Scalable Technologies  Growth Driver #1  ENHANCE EXISTING PRODUCTS   INVENT, TEST AND SCALE FUTURE technologies   ~6-7%  target annual organic investment in technology as % of sales   TECHNOLOGY  18

Grow and Refresh Expansive Global Installed Base

Growth Driver #2

LOCOMOTIVE MARKET
(INCLUDES PARKED LOCOS)

	Installed Base	Avg Age (years)
NORTH AMERICA	30K	24
APAC	21K	22
CIS/EU	27K	27
LATAM	3K	24
SUB-SAHARAN AFRICA	5K	21

Source: SCI and Wabtec


MODS
MAINTENANCE
COMPONENTS
DIGITAL

Customers projected to spend **~1-1.6X** the original price of loco on service alone

TRANSIT	DIGITAL INTELLIGENCE	FREIGHT SERVICES	FREIGHT CAR COMPONENTS
✓ Opportunity for pantograph ✓ High-margin friction products	✓ Pull-through content of up to $250K per new loco ✓ Recurring software services	✓ 120+ service events over loco life ✓ >2,500 Mod units in operation ✓ Strong position with Class I customers	✓ ~ $7K+ content on freight car ✓ Opportunity to pull through new deliveries, manufacturing & aftermarket sales

19

 Wabtec North America Locomotives   New & Modernizations deliveries  ~ 525 units per year  ~ 400 units per year  2008  2017   2027 - 2029  North America Fleet Replenishment  Growth Driver #2  Current active main-line locomotive fleet size  ~15K  ~25 years  ~600 locos  North America long-term locomotive fleet renewal  Expected life of locomotive  Expected industry average annual replacement rate  20  2026E

North America Fleet Renewal Opportunity Growth Driver #2

FLEET PROFILE[1]

WABTEC'S TOTAL FLEET BREAKDOWN



>2,500 Mods Completed
AC
~14K+
Locomotives
DC/AC Opportunity ~4,900
EVO
FDL

ACTIVE FLEET[2]

>25% Over 20 Yrs Old

>25% DC Traction

Failure Per Locomotive Year



Failures
Age of Locomotive

Maintenance Cost / Year



Maintenance $
Age of Locomotive

(1) Source Wabtec
(2) Adjusted for ~2,500 modernizations completed since 2015

CUSTOMER OUTCOMES



1 **PRODUCTIVITY**
AC traction
Availability

2 **FUEL EFFICIENCY**
Engine improvements
Digital solutions

3 **RELIABILITY**
Best-In-Class Failure Rate
Diagnostics & Service Network

NEW EVO PRODUCTS LAUNCHING IN 2026

FLEET RENEWAL: A CATALYST FOR ROI, RELIABILITY & PRODUCTIVITY

21

 INTERNATIONAL MOMENTUM WITH A HIGHER PROFIT MARGIN THAN NORTH aMERICA  International Revenue Growth(1)  Growth Driver #2  22  REGIONAL Revenue  Europe  South America  SSA / MENA  CIS  APAC  Resilient Growth in the International INSTALLED BASE  4.8% CAGR  8.6% CAGR  International Revenue growth  International Revenue  2025 by Business  2025 by Region  Digital  Transit  Equipment  Services  Components  19%  51%  14%  8%  8%  39%  33%  9%  10%  9%  Europe  APAC  CIS  South America  SSA / MENA  10.6% CAGR  15.1% CAGR  11.4% CAGR  2.6% CAGR  5.6% CAGR  (1) International excludes North America

Driving Efficiency Improvements

Growth Driver #3

GROWING DEMAND

2x

Global demand for transport growing fast…**freight and passenger activity projected to grow more than double by 2050**

Source: ITF Transport Outlook


TODAY
CARBON REDUCTION
75% reduction in carbon emissions per ton-mile versus trucking
~300M TONS(1)
ENVIRONMENTAL BENEFIT
SAFER
22x fewer deaths and injuries per year than trucking
MORE EFFICIENT
3-4x more fuel efficient than trucking

(1) Estimated annual benefit by 2050

ENABLE ANNUAL CO_2 REDUCTION GLOBALLY

23

 Expand High-Margin Recurring Revenue Streams  Growth Driver #4  24  56% OF COMPANY PROFIT IN 2025 DRIVEN BY RECURRING REVENUES  Driven by expansive installed base of locomotives and significant content on transit / freight cars  Includes such items as service businesses, replacement parts, software licenses, digital services and consumables  45%  55%  Recurring Revenues  2025 FY results

Drive Continuous Operational Improvement

Growth Driver #5

WHAT		HOW
Manufacturing excellence	»	Lean/continuous improvement and Industry 4.0, 90% On Time Delivery, Rooftop reductions, make vs. buy, local production, Working capital cycle improvement
Cost competitiveness	»	~145 manufacturing sites. . . Drive best cost footprint ~25% sites in best-cost-countries >35% of engineers in best-cost-countries
Material cost reduction	»	Should-cost analysis, total landed cost, low-cost country Supplier cost reduction ideas, long-term contracts with shared benefits
Connected production cycle (quote to delivery)	»	Rigorous planning and evaluation connected to sales through delivery 3-D model-based engineering designs, connected systems to enable change management
Value-add process enablement	»	System and tools to eliminate/automate transactional work

3-5%

Historical average mfg cost productivity / year since 2019
~60% of COGS covered by LEAN

2-3%

Historical average material cost deflation / year since 2019
(excl. commodities & tariffs)

>30%

Rooftop reduction since 2019
(excl. acquisitions during 2019-2025)

PROVEN TRACK RECORD OF MARGIN EXPANSION THROUGH PROGRAMMATIC COST REDUCTION AND EFFICIENT EXECUTION

25

 Drive Efficiencies Through Emerging Technologies  26

 We’re Committed To Creating A More Sustainable Future  SUSTAINABILITY PRINCIPLES  INNOVATING WITH PURPOSE  DRIVING RESPONSIBLE OPERATIONS  EMPOWERING PEOPLE AND COMMUNITIES  We are committed to developing responsible and sustainable products that minimize the impact on the planet  We are committed to providing safe work environments and products that enable productive and efficient use of resources  We are committed to driving a culture built on integrity, empowering our people, and investing in the communities where our teams live and work  27

Wabtec's Path To Lower Emission Locomotives

ENABLE TRANSITION TOWARD NEAR ZERO EMISSIONS

Step 1 - Fleet Renewal through Tier 4 & Mods

Wabtec Advantage: Fleet replacement with Tier 4 locomotives & mods improves fuel efficiency by up to 18%. Wabtec locomotives are up to 6% more fuel efficient versus competitors (excluding digital benefits)

Step 2 – Enable Wabtec Engines for Alternative Fuels

Wabtec Strategy: Enabling Wabtec's installed base to utilize alternative fuels providing customers a secure energy transition with reversibility back to diesel. Wabtec's 4-stroke engine architecture allows for ICE hydrogen[(1)] & increased engine efficiency

	AS OF Q1 2024	TARGETED	DATE ACHIEVED
BIODIESEL	11%	20%	✓ Q4 2025
RENEWABLE	50%	100%	✓ Q4 2025
ICE HYDROGEN (T3/T4)	0%	50%	

Up to 60% ↓ CO_2



FDL FLEET

Up to 80% ↓ CO_2



EVO FLEET

DEVELOP BEST-IN-CLASS ZERO EMISSIONS TECHNOLOGY

Battery Electric (FLXDRIVE)


3000
Wabtec
FLXdrive

Wabtec Strategy:

Provide best-in-class heavy haul locomotives and railyard switchers. Wabtec investment paced with market adoption

Development of Battery-Electric Locomotives:

Introduced the World's First Zero Emissions Heavy Haul Battery Electric Loco

First units shipped to customer in Australia in 2025

(1) ICE (Internal Combustion Engine) Hydrogen specific to EVO Engines

28

Locomotive Technology Road Map For Sustainability

		Past	2025	Future	Potential Sustainability Outcomes
Engine	Tier 4	Introduced Evolution Tier 4 locomotive in 2013		Tier 4 High Efficiency	• 76% NOx & 70% PM reductions[1] • 8% CO_2 reduction
	Modernization	Delivered first DC to AC modernization in 2015	FDL Advantage	EVO Mods & EVO Advantage	• 8% CO_2 reduction
	Biofuels	Advancing the adoption of biofuel Immediate Scope 1 and 3 GHG reductions, minimal operational disruption for customers			• >60% CO_2 reduction
	NextFuel™ Alternative fuels	Liquid natural gas-powered locomotive		Fuel agnostic locomotive (hydrogen, ethanol, methanol)	• Up to 80% CO_2 reduction
Alternative Power	Battery Mainline Hybrid Consists & Switcher and Local	Demo	FLXdrive 2.0 & FLXswitch	FLXdrive 3.0	• 100% CO_2 and constituent emissions reduction • Noise reduction
Digital Solutions	Smart Cruise & Power Control Solutions	Launched Trip Optimizer™ (TO) in 2009	TO with LOCOTROL®, Smart HPT, and PTC[2]	Network Pacing and Zero-to-Zero Air Brake Control	• 30% CO_2 reduction • Significant fuel & time savings

[1] Compared to U.S. Environmental Protection Agency Tier 3 emissions standards.
[2] Smart HPT optimizes train performance for a given horsepower per ton (HPT) target. Positive Train Control (PTC) communication solutions offer improved reporting and data analytics capabilities.

29

Digital Technical Solutions

IMPACT

UP TO ~30%
reduction in emissions and fuel utilization

- 22% efficiencies today … 18% EPA certified

PRODUCTS

INTEGRATED FUEL OPTIMIZATION

Movement Planner system
Locotrol distributed power
Trip Optimizer Platform


UP TO
30%
TOTAL SAVINGS*

CAPABILITY EVOLUTION

3% → 4%
FUEL SAVINGS ACROSS THE ENTERPRISE NETWORK

MOVEMENT PLANNER
DISPATCH SYSTEM
Optimizes the use of slack time to reduce overall fuel consumption

4% → 6%
FUEL SAVINGS ON DISTRIBUTED POWER TRAINS

LOCOTROL
DISTRIBUTED POWER SYSTEM
Optimizes the distribution of power to reduce total horsepower required

15% → 22%
FUEL SAVINGS PER LOCOMOTIVE

TRIP OPTIMIZER
ENERGY MANAGEMENT SYSTEM
Plans the most fuel-efficient way to arrive on time

* Non-EPA certified reductions reflect current estimates

30

 Transit – Government Funding, Decarbonizing Passenger Transport  UNIQUELY POSITIONED TO CAPTURE GROWTH ACROSS VAST PORTFOLIO AND GEOGRAPHICAL REACH  TAILWIND TO TRANSIT SYSTEMS PORTFOLIO  U.S.   $290B in 2022 -2032  for passenger rail  EUROPEAN UNION   $104B in 2021-2027  for rail  INDIA  $150B in 2024-2029  for rail  GERMANY  $109B in 2020-2030  for rail  PASSENGER RAIL  (28 CO2/PKM)  ROAD  (102 CO2/PKM)  AIR  (244 CO2/PKM)  Grams of CO2 PKM  31

 Strategies to Drive Profitable Growth  32

 Equipment – Primary Growth Drivers  1  2  3  4  SURFACE MINING TRUCK ELECTRIFICATION & FLEET RENEWAL  Continued shift from mechanical drives to electric drives  Maintain strong position in Ultra Class segment  Sustained copper & iron ore production growth  NORTH AMERICA FLEET UPGRADE  Higher haulage, asset reliability and efficiency needs  Aging fleet  Intermodal growth  INTERNATIONAL LOCOMOTIVE GROWTH   Commodities, regional development, and global trade  Emphasis on rail for sustainability & productivity  TECHNOLOGY ADVANCEMENTS  Asset productivity – availability and reliability of assets  Alternative fuels, high fuel efficiency technologies  33

 Equipment  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  60%  17%  87%  13%  17%  83%  OE  Aftermarket  Non-Recurring  Recurring  North America  APAC  CIS, MENA, SSA  South America  7%  16%  $2.4B  2025 Revenue  Key customers  DIVERSIFIED GLOBAL BASE TO DRIVE GROWTH  60%  Locomotive  Mining, Marine, Drilling, Other  40%  34

Services – Primary Growth Drivers

1 **INTERNATIONAL EXPANSION**
Accelerating portfolio footprint and product penetration

2 **PERFORMANCE UPGRADES**
Leveraging technology to deliver on fuel & emissions efficiency and reliability

3 **MAINTENANCE TECHOLOGIES**
Asset management, material management, remote monitoring and technical advisory capabilities

4 **MODERNIZATIONS**
Fleet transformation (haulage, reliability, fuel & emissions) through modernizations to help customers achieve operational outcomes

5 **GLOBAL REMANUFACTURING**
20+ global remanufacturing locations for critical components including engines & traction motors









35

 Services  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  77%  9%  73%  27%  27%  73%  OE  Aftermarket  Non-Recurring  Recurring  North America  APAC  CIS, MENA, SSA  South America  5%  9%  $3.1B  2025 Revenue  Key customers  ACCELERATING core GROWTH ACROSS THE PORTFOLIO  73%  Services /  Maintenance   Modernizations  27%  36  (1) Reclassed overhauls for Modernizations … 2024 Modernizations 28% / Services & Maintenance 72% on a comparable basis  (1)  (1)  (1)

 Components – Primary Growth Drivers  1  2  3  4  STRENGTHEN OUR CORE IN NORTH AMERICA  Market freight car product offerings with car builders & Class 1s  Consolidate industrial go-to-market approach  DRIVE INNOVATION INTO NEW PRODUCTS & SOLUTIONS  Sensing/digitalization to improve product performance  Health monitoring to reduce maintenance cycles  Apply advanced material technology to engine cooling  INTERNATIONAL EXPANSION USING ONE WABTEC NETWORK  Freight and loco opportunities in South America, APAC, SSA/MENA, & Europe  Industrial expansion and global partnerships to support ESG  Scaling and developing new products for energy solutions, carbon reduction, and renewable energy  CONTINUOUS OPERATIONAL IMPROVEMENT  Leverage best-cost country sources  Rationalize and simplify structure to drive profitability  Footprint consolidation to drive out duplication  Increasing railcar content per car  +   Strong product position   +   Operating leverage  REVENUE GROWTH   AND  MARGIN ACCRETION  37

 Components  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  11%  74%  11%  77%  23%  44%  56%  OE  Aftermarket  Non-Recurring  Recurring  North America  Europe  APAC  CIS, MENA, SSA  South America  2%  2%  $1.6B  2025 Revenue  Key customers  DIVERSIFIED PORTFOLIO BRINGS NEW GROWTH  Nationalsteel car  58%  42%  Freight   Industrial  38

Digital Intelligence – Primary Growth Drivers

1 **LAUNCHING I-ETMS[(1)] PROTECT**
PTC 2.0, precision reference, moving block, vital stand-alone technology

2 **NEXT-GEN NETWORK SOLUTIONS**
Precision Dispatch 2.0, migrate to Cloud, Pacing & Service Design

3 **EXPAND TRIP OPTIMIZER SUITE**
Zero-to-Zero, TO Innovation for higher availability of auto-miles using AI

4 **AI DRIVEN ASSET MANAGEMENT**
KinetiX, Telematics and Inspection Technologies for condition monitoring & analytics

5 **EVOLVE LOCOTROL PLATFORM**
Locotrol Expanded Architecture (LXA); Road Remote Control Locomotive (Road RCL) system; Teleoperations

6 **INTERNATIONAL MARKETS**
Expand Train Automation, PTC 2.0, KinetiX and Digital Mining across South America, Europe, and APAC








(1) I-ETMS = Interoperable Electronic Train Management System

39

 Digital Intelligence  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  RECURRING REVENUE  60%  40%  Non-Recurring  Recurring  North America  Europe  APAC  CIS, MENA, SSA  South America  $1.0B  2025 Revenue  Key customers  WELL-POSITIONED FOR GROWTH  38%  24%  Onboard  Optimization, KinetiX (Inspection Technologies)  38%  Signaling  63%  19%  6%  5%  7%  40

Transit – Primary Growth Drivers

1

INDUSTRY ORDERS MOMENTUM

- Record backlog at Car builders – avg ~6 yrs of sales
- Passenger growth … Europe & India driven
- Public investment in rail continues
- Transit Segment's quality of backlog (margin) increasing

2

COMPETITIVENESS & INNOVATION

- Excellence in tendering and project execution
- Target leadership positions in segments with clear differentiation / value creation potential
- Simplification & cost out … Integration 2.0 & 3.0

3

PORTFOLIO MANAGEMENT

- Portfolio optimization efforts ongoing
- Accretive bolt-on acquisitions … Fanox, Kompozitum & Dellner
- Synergies with Wabtec operating model





41

 Transit  REVENUE BY  END MARKET  REVENUE BY GEOGRAPHY  AFTERMARKET REVENUE  RECURRING REVENUE  56%  18%  43%  19%  19%  48%  52%  44%  56%  OE  Aftermarket  Non-Recurring  Recurring  Rolling Stock Components  Transit Services  Brakes & Couplers  23%  Power & Mobility  16%  North America  Europe  APAC  CIS, MENA, SSA  South America  4%  2%  $3.1B  2025 Revenue  Key customers  SAFETY, EFFICIENCY & PASSENGER COMFORT  42

 Disciplined Value Creation  43

 Path To The Future …Maximize Shareholder Value  INVEST INTHE BUSINESS  Driving long-term profitable growth   DRIVERS  INVEST IN THE FUTURE  Through M&A with strategic fit& accretive returns; Portfolio Optimization  RETURN VALUE TO SHAREHOLDERS  Through disciplined capital allocation  M&A as core competency  Strategic markets… bolt-ons, adjacencies  Attractive assets / end markets that drive growth  Valuations that are accretive to earnings and ROIC  Capital allocation priorities  Increasing asset productivity  Improving ROIC  Robust cash generation and cash flow   Deploy proven strategies / accelerate growth drivers  Execute on increasing backlog  Mix headwinds driven by fleet renewal  Invest in innovative technologies that drive profitable growth  Best-in-class productivity & integration  44

Capital Allocation Priorities

PRIORITIES	OBJECTIVES	ACTIONS
Maintain strong balance sheet to manage through economic cycles & world crises	Net leverage[1] ratio of 2.0 to 2.5x. Maintain investment-grade ratings	Net leverage ratio of 1.9x [1] at end of 4Q25
Appropriately invest in the business for revenue & profit growth	CAPEX ~2% of sales Working capital[2] ~20% of sales Tech spend ~6-7% of sales	Execute 2025-2029 plan
Increase dividends	Target dividend payout ratio of 10-15% of adjusted net income Grow dividends modestly in excess of earnings over time	Increased quarterly dividend 24% to $0.31/share … $1.24 annually
Supplement organic growth with M&A	Optimize portfolio through bolt-ons and adjacencies, as well as improving/exiting non-strategic, low margin product lines	Execute accretive M&A… manage pipeline of opportunities; purchased Evident's Inspection Technologies Division, Frauscher Sensor Technologies, Continental Rail & Dotnetix in 2025
Return excess FCF after dividends and M&A through share repurchases	Offset incentive plan dilution and supplement EPS growth	Increased existing share repurchase authorization to $1.2B

(1) Net leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents; represents a non-GAAP financial measure. See Appendix for additional details and reconciliation
(2) Working capital includes customer deposits

45

 Invest In The Future Through Strategic M&A  46  FOCUSED ON ACQUISITIONS THAT ARE A STRATEGIC FIT AND DRIVE ATTRACTIVE RETURNS  STRATEGIC MARKETS  COMPELLING VALUATIONS  ATTRACTIVE ASSETS  Accretive earnings within 2 years  ROIC enhancing (ROIC > WACC)  Above-average synergies (as % of revenue)  Similar capital intensity / workingcapital requirements to core business  Complements Wabtec’s strategic plan  Highly competitive market position  Product leadership  Technology & engineering leadership  Leading market shares  Revenue growth and/or margin enhancement  Operating cash conversion strength and/or opportunities  Bolt-ons / adjacencies focused on:  Highly engineered products  Rail & industrial services  Digital technologies & solutions  Secular growth profile/sustainable end-markets  Geographic reach  High aftermarket & recurring revenue streams  Complementary customer base & technologies

 Key Investment Highlights  47  1  2  3  4  Continued momentum across the portfolio and strong orders, backlog, and pipeline … internationally and in North America  Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0/3.0 savings and Portfolio Optimization  Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time   Strong revenue growth, margin expansion, increased earnings and cash flow generation

 Long-Term Guidance  48

Long-Term Guidance

CONTINUING VALUE CREATION FRAMEWORK

1 **Accelerate innovation of scalable technologies**
Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity

2 **Grow and refresh expansive global installed base**
Increase share across asset lifecycle (Locos/Mining, Freight Cars & Transit)

3 **Drive efficiencies through emerging technologies**
Lead the industry in innovative, fuel efficient technologies and transformative solutions

4 **Expand high-margin recurring revenue streams**
Increase revenues and expand margins while reducing exposure to economic cycles

5 **Drive continuous operational improvement**
Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec



5-YEAR OUTLOOK
2025 through 2029

Mid Single Digit
ORGANIC SALES CAGR

350+ bps
ADJUSTED OPERATING MARGIN EXPANSION

Double Digit
ADJUSTED EPS CAGR

>90%[2]
CASH FROM OPS CONVERSION[1]

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization.
(2) 5-year long term guidance as of February 12, 2025. Cash conversion expected to average >90% through 2029

49

Future Revenue Growth & Margin Expansion

ANNUAL REVENUE GROWTH EXPECTATIONS 2025 – 2029:
MID-SINGLE DIGITS



Innovation-Led Drivers
1.0%
ACCELERATED GROWTH
Technology-driven growth
Pricing for value
Portfolio optimization headwinds
Transit selectivity headwinds
1.0-2.0%
N.A. LOCO FLEET RENEWAL / INTL GROWTH
New Locomotives (Tier 4 in U.S.)
Mods (FDL Advantage, EVO Advantage)
Alternative fuels
Next Generation technologies
+2.0 - 3.0%
UNDERLYING RAIL INDUSTRY GROWTH TRENDS
Freight carloads
Railcar build
Passenger ridership
Economic fundamentals (GDP)

ADJUSTED MARGIN IMPROVEMENT EXPECTATIONS 2025 – 2029:
350+ BPS



40 BPS
CAPITAL & TECHNOLOGY INVESTMENT
IRR capital projects
Technology/Innovation
85 BP
REVENUE GROWTH
MSD growth CAGR
Pricing for value
Mix headwinds due to faster Mod/Loco growth
225 BPS
COST IMPROVEMENT
Continuous improvement, lean
Integration 2.0 of ~$10M / 3.0 savings of $100M - $125M
Manufacturing fixed cost absorption
SG&A leverage (SG&A growth < revenue growth)
Portfolio optimization tailwinds

Note: 5-Year long-term guidance as of February 12, 2025; excludes Inspection Technologies, Frauscher Sensor Technologies, & Dellner Couplers acquisitions

50

Integration 2.0, 3.0 & Portfolio Optimization Update

Integration 2.0 Update

RUN-RATE SAVINGS[2]



Realized
Unrealized
$5M
$22M
$87M
$103M
2022
2023
2024
2025

2022	2023	2024	2025
$46M	$49M	$28M	$3M

Restructuring charges [1]

Original expectations were for $75-$90M savings & $110-$135M in charges

Integration 3.0 Update

RUN-RATE SAVINGS



Realized
Unrealized
$49M
$115M - $140M
2025
2026
2027
2028

2025	2026	2027	2028
$40M		$125M-$155M	

Anticipated Expenses [3] [4]

Run rate savings estimate increased to $115-$140M from $100-$125M

Portfolio Optimization Update

- ✓ Pruned $72M of low margin, non-strategic revenue in 2025
  - ✓ 50% of total reduction from Freight
  - ✓ 50% of total reduction from Transit
- Expect to execute additional pruning of $60M low margin, non-strategic revenue in 2026

(1) Restructuring expense and restructuring related one-time charges
(2) Savings & restructuring charges include Bochum restructuring announced in the 4th quarter 2021 with a $23 million charge
(3) Of the total anticipated expense, restructuring expense and restructuring related one-time charges are estimated at $80 million to $100 million.
(4) Program to date expenses total $50 million, which includes $10 million incurred in 2024; Program to date restructuring charges total $36 million, which includes $9 million incurred in 2024

DELIVERING VALUE THROUGH A CULTURE OF CONTINUOUS IMPROVEMENT
51

Appendix  52

 Cash Conversion Reconciliation  53

 Operating Margin Reconciliation  54

 Return On Invested Capital Reconciliation  55

 Net Leverage Ratio  56

 Earnings Per Share Reconciliation  (1 of 2)  57

 Earnings Per Share Reconciliation  (2 of 2)  58